Exhibit 10.1
INCREASE JOINDER
     This INCREASE JOINDER, dated as of April 28, 2008 (the “Increase Joinder”), is made pursuant to the Credit Agreement referred to below (capitalized terms used herein which are not defined herein and which are defined in such Credit Agreement shall have the same meanings as therein defined), among HERCULES OFFSHORE, INC. (the “Borrower”), the Subsidiary Guarantors, each Incremental Revolving Lender (as defined below), and UBS AG, STAMFORD BRANCH, as Administrative Agent for the Lenders.
W I T N E S S E T H:
     WHEREAS, the Borrower, the Subsidiary Guarantors, the Lenders from time to time party thereto, UBS Loan Finance LLC, as Swingline Lender, and UBS AG, Stamford Branch, as Issuing Bank and as Administrative Agent for the Lenders, are parties to the certain Credit Agreement, dated as of July 11, 2007 (as amended, amended and restated, supplemented or otherwise modified from time to time, the “Credit Agreement”);
     WHEREAS, pursuant to Section 2.19 of the Credit Agreement, the Borrower proposed to the Administrative Agent on March 20, 2008, to increase the Revolving Commitments from $150,000,000 to $250,000,000 (such increase, the “Incremental Revolving Commitment”); and
     WHEREAS, the financial institutions signatory hereto under the caption “Existing Incremental Revolving Lender” (each, an “Existing Incremental Revolving Lender”) and the financial institutions signatory hereto under the caption “New Incremental Revolving Lender” (each, a “New Incremental Revolving Lender”, and, together with each Existing Incremental Revolving Lender, the “Incremental Revolving Lenders”) are willing to provide a portion of the Incremental Revolving Commitment;
     NOW, THEREFORE, the Incremental Revolving Lenders are willing to extend such credit to Borrower, on the terms and subject to the conditions set forth herein and in the Credit Agreement, and, accordingly, the parties hereto agree as follows:
     SECTION 1. Commitments. (a) Each of the Incremental Revolving Lenders agrees that it is ready, willing and able to (i) in the case of each Existing Incremental Revolving Lender, commit to the amount of such Existing Incremental Revolving Lender’s Incremental Revolving Commitment set forth opposite such Existing Incremental Revolving Lender’s name below (and confirms the amount of its aggregate Revolving Commitment set forth next to its Incremental Revolving Commitment) and (ii) in the case of any New Incremental Revolving Lender, become a “Lender” under the Credit Agreement and commit to the amount of such New Incremental Revolving Lender’s Incremental Revolving Commitment and Revolving Commitment set forth opposite such New Incremental Revolving Lender’s name below.

	Amount of
Name of	Incremental Revolving	Amount of Revolving
Institution	Commitment	Commitment
UBS Loan Finance LLC	$13,300,000	$33,300,000
Amegy Bank National Association	$10,000,000	$30,000,000
Bank of America, N.A.	$25,000,000	$25,000,000
Capital One, NA	$15,000,000	$15,000,000
Comerica Bank	$10,000,000	$25,000,000
Deutsche Bank Trust Company	$6,700,000	$16,700,000
Encore Bank, N.A.	$5,000,000	$5,000,000
Fortis Capital Corp.	$5,000,000	$10,000,000
Goldman Sachs Bank USA	$10,000,000	$10,000,000
     Each New Incremental Revolving Lender (i) represents and warrants that (A) it has full power and authority, and has taken all action necessary, to execute and deliver this Increase Joinder and to consummate the transactions contemplated hereby and to become a Lender under the Credit Agreement, (B) from and after the Revolving Commitment Increase Effective Date, it shall be bound by the provisions of the Credit Agreement as a Lender thereunder and, to the extent of its Incremental Revolving Commitment, shall have the obligations of a Lender thereunder, (C) it is sophisticated with respect to decisions to acquire assets and assume obligations of the type represented by its Incremental Revolving Commitment and either it, or the Person exercising discretion in making its decision to assume its Incremental Revolving Commitment, is experienced in acquiring assets (and assuming obligations) of such type, (D) it has received a copy of the Credit Agreement, together with copies of the most recent financial statements delivered pursuant to Section 5.01 thereof, and such other documents and information as it has deemed appropriate to make its own credit analysis and decision to enter into this Increase Joinder and to acquire (and assume the obligations relating to) its Incremental Revolving Commitment, on the basis of which it has made such analysis and decision independently and without reliance on the Administrative Agent or any other Lender, (E) delivered to the Administrative Agent an Administrative Questionnaire in the form of Exhibit A to the Credit Agreement, (F) if it is a Foreign Lender, delivered to the Administrative Agent any documentation required to be delivered by it pursuant to Section 2.15 of the Credit Agreement, duly completed and executed by it; and (ii) agrees that (A) it will, independently and without reliance on the Administrative Agent or any other Lender, and based on such documents and information as it shall deem appropriate at the time, continue to make its own credit decisions in taking or not taking action under the Loan Documents, and (B) it will perform in accordance with their terms all of the obligations that by the terms of the Loan Documents are required to be performed by it as a Lender.
     (b) As provided in Section 2.19(d) of the Credit Agreement, each Revolving Lender having a Revolving Commitment prior to the Revolving Commitment Increase Effective Date (as defined in Section 2 below) that is not committing to its Pro Rata Percentage of the Incremental Revolving Commitment (each, an “Assigning Lender”) hereby assigns, as of the Revolving Commitment Increase Effective Date (subject to satisfaction of the conditions precedent set forth in Section 4 hereof), to the Incremental Revolving Lenders that are not Assigning Lenders (each, an “Assignee Lender”), and the Assignee Lenders hereby purchase from each Assigning Lender (subject to satisfaction of the conditions precedent set forth in Section 4 hereof), at the principal amount thereof, such interests in the Revolving Loans (if any) and participation interests in LC Exposure and Swingline Loans outstanding on such Revolving Commitment Increase Effective Date as shall be necessary in order that, after giving effect to all such assignments and purchases, such Revolving Loans (if any) and participation interests in LC Exposure and Swingline Loans will be held by Assigning Lenders and Assignee Lenders ratably in accordance with their Revolving Commitments after giving effect to such increased Revolving Commitments (such interests of an Assigning Lender, such Assigning Lender’s “Assigned Interest”).
     From and after the Revolving Commitment Increase Effective Date, the Administrative Agent shall make all payments in respect of the Assigned Interests (including payments of principal, interest, fees and other amounts) to the Assigning Lenders for amounts that have accrued to but excluding the Revolving Commitment Increase Effective Date and to the Assignee Lenders for amounts that have accrued from and after the Revolving Commitment Increase Effective Date.
     Each Assigning Lender (i) represents and warrants that (A) it is the legal and beneficial owner of its Assigned Interest, (B) the Assigned Interest is free and clear of any lien, encumbrance or other adverse claim and (C) it has full power and authority, and has taken all action necessary, to execute and deliver this agreement and to consummate the assignment of its Assigned Interests contemplated hereby; and (ii) assumes no responsibility with respect to (A) any statements, warranties or representations made in or in connection with the Credit Agreement or any other Loan Document, (B) the execution, legality, validity, enforceability, genuineness, sufficiency or value of the Loan Documents or any collateral thereunder, (C) the financial condition of the Borrower, any of its Subsidiaries or Affiliates or any other person obligated in respect of any Loan Document or (D) the performance or observance by the Borrower, any of its Subsidiaries or Affiliates or any other person of any of their respective obligations under any Loan Document.
     SECTION 2. Effective Date. The Increase Effective Date for the Incremental Revolving Commitment (the “Revolving Commitment Increase Effective Date”) shall be the date on which the conditions precedent set forth in Section 4 hereto have been satisfied, as noticed by the Administrative Agent to the Revolving Lenders and the Borrower.

     SECTION 3. Representations and Warranties. Each Loan Party hereby represents and warrants to the Administrative Agent and each Lender (including each Incremental Revolving Lender) as of the date hereof and as of the Revolving Commitment Increase Effective Date as follows:
          (a) Each of the representations and warranties made by any Loan Party and set forth herein or in the Credit Agreement or any other Loan Document is true and correct in all material respects (except that any representation and warranty that is qualified as to “materiality” or “Material Adverse Effect” shall be true and correct in all respects) on and as of the date hereof and as of the Revolving Commitment Increase Effective Date with the same effect as though made on and as of such date, except to the extent such representations and warranties expressly relate to an earlier date (in which case such representation shall be true and correct as of such date).
          (b) No Default has occurred and is continuing, or would result from the Incremental Revolving Commitment or the borrowings, if any, to be made on the Revolving Commitment Increase Effective Date.
          (c) This Increase Joinder has been duly executed and delivered by each Loan Party and constitutes a legal, valid and binding obligation of such Loan Party, enforceable in accordance with its terms, subject to applicable bankruptcy, insolvency, reorganization, moratorium or other laws affecting creditors’ rights generally and subject to general principles of equity, regardless of whether considered in a proceeding in equity or at law.
          (d) Execution and delivery by the Loan Parties of this Increase Joinder, and consummation of the transactions contemplated hereby, (i) do not require any consent or approval of, registration or filing with, or any other action by, any Governmental Authority, except such as have been obtained or made and are in full force and effect, (ii) will not violate the Organizational Documents of any Company, (iii) will not violate any Requirement of Law, (iv) will not violate or result in a default or require any consent or approval under any indenture, agreement or other instrument binding upon any Company or its property, or give rise to a right thereunder to require any payment to be made by any Company, except for violations, defaults or the creation of such rights that could not reasonably be expected to result in a Material Adverse Effect, and (v) will not result in the creation or imposition of any Lien on any property of any Company, except Liens created by the Loan Documents and Permitted Liens.
          (e) After giving pro forma effect to the borrowings, if any, to be made on the Revolving Commitment Increase Effective Date and to any change in Consolidated EBITDA and any increase of Indebtedness resulting from the consummation of any Permitted Acquisition concurrently with such borrowings, as of December 31, 2007 (the date of the most recent financial statements delivered pursuant to Section 5.01(a) or (b) of the Credit Agreement), the Borrower is in compliance with each of the covenants set forth in Section 6.10 of the Credit Agreement.
          (f) The Incremental Revolving Commitment of each Incremental Revolving Lender constitutes a Revolving Commitment under the Credit Agreement, and each Revolving Loan or other extension of credit with respect to such Incremental Revolving Commitment, together with such Incremental Revolving Commitment, shall be entitled to all the benefits afforded by the Credit Agreement and the other Loan Documents and shall, without limiting the foregoing, benefit equally and ratably from the Guarantees and security interests created by the Security Documents.
     SECTION 4. Conditions Precedent. The effectiveness of each Incremental Revolving Lender’s Incremental Revolving Commitment shall be subject to, and to the satisfaction of, in each case on or prior to April 30, 2008, each of the conditions precedent set forth below:
          (a) The Administrative Agent shall have received:
          (i) a certificate of the secretary or assistant secretary of each Loan Party dated the Revolving Commitment Increase Effective Date, certifying (A) that attached thereto is a true and complete copy of resolutions duly adopted by the Board of Directors of such Loan Party authorizing the execution, delivery and performance of this Increase Joinder and, in the case of Borrower, the extensions of credit permitted as a result thereof, and that such resolutions have not been modified, rescinded or amended and are in full force and effect and (B) as to the incumbency and specimen signature of each officer executing any Loan Document or any other document delivered in connection herewith on behalf of such Loan Party (together with a certificate of another officer as to the incumbency and specimen signature of the secretary or assistant secretary executing the certificate in this subclause (i)); and
          (ii) a certificate as to the good standing of each Loan Party (in so-called “long-form” if available) as of a recent date prior to the Revolving Commitment Increase Effective Date from the Secretary of State of the State in which such Loan Party is organized and, if applicable, from the Texas Secretary of State (or other applicable Governmental Authority).
          (b) The Administrative Agent and the Incremental Revolving Lenders shall be reasonably satisfied that the Borrower and its Subsidiaries shall be in compliance in all material respects with all material Requirements of Law, including Regulations T, U and X of the Board, and shall have received satisfactory evidence of such compliance reasonably requested by them.
          (c) The representations and warranties set forth in Section 3 hereof shall be true and correct.
          (d) The Administrative Agent shall have received the favorable written opinions of (a) Baker Botts L.L.P., special counsel for the Loan Parties, and (b) Seward & Kissel, special Liberian counsel, in each case (i) dated the Revolving Increase Commitment Effective Date, (ii) addressed to the Administrative Agent and each Incremental Revolving Lender, and (iii) covering (A) the applicable customary matters set forth in Exhibit M to the Credit Agreement relating to this Increase Joinder, the Credit Agreement and the other Loan Documents (other than the matters relating to the perfection and priority of security interests) and (B) the matters referred to in Section 3(f) hereof.
          (e) The Administrative Agent shall have received a certificate (the “Revolving Commitment Increase Effective Date Certificate”), in a form agreed to between the

Administrative Agent and the Borrower, which Revolving Commitment Increase Effective Date Certificate shall be dated the date that the conditions precedent set forth in this Section 4 are satisfied.
          (f) If any Revolving Loans are outstanding immediately prior to the Revolving Commitment Increase Effective Date, each Assignee Lender shall have paid to the Administrative Agent (for the benefit of the Assigning Lenders) 100% of the principal amount of the Revolving Loans being assigned to it in connection with the adjustment of Revolving Loans pursuant to Section 2.19(d) of the Credit Agreement and Section 1(b) hereof.
          (g) If any Revolving Loans are outstanding immediately prior to the Revolving Commitment Increase Effective Date, the Borrower shall have made all payments required pursuant to Section 2.13 of the Credit Agreement (“Breakage Payments”) in connection with any adjustment of Revolving Loans pursuant to Section 2.19(d) of the Credit Agreement and Section 1(b) hereof.
          (h) The Administrative Agent shall have received (i) (A) for its account all fees payable to it with respect to the Incremental Revolving Commitment and (B) for the account of the Incremental Revolving Lenders all fees payable to them with respect to the Incremental Revolving Commitment and (ii) all other amounts due and payable on or prior to the Revolving Commitment Increase Effective Date, including, to the extent invoiced, reimbursement or payment of all out-of-pocket expenses (including the legal fees and expenses of Skadden, Arps, Slate, Meagher & Flom LLP, special counsel to the Administrative Agent) required to be reimbursed or paid by Borrower hereunder or under any other Loan Document or agreement relating to the Incremental Revolving Commitment.
     SECTION 5. Miscellaneous. (a) This Increase Joinder is a Loan Document (except for purposes of Section 10.02(b) of the Credit Agreement) executed pursuant to the Credit Agreement and shall be construed, administered and applied in accordance with all of the terms and provisions of the Credit Agreement. For the avoidance of doubt, all references in the Loan Documents to Revolving Loans shall be deemed, unless the context otherwise requires, to include references to Revolving Loans made pursuant to the Incremental Revolving Commitments added pursuant to this Increase Joinder. Except as modified hereby, all of the terms, conditions and other provisions of the Credit Agreement and the other Loan Documents shall remain unchanged and shall continue to be, and shall remain, in full force and effect in accordance with their respective terms.
          (b) All notices, requests and demands to or upon the respective parties hereto shall be given in the manner, and become effective, as set forth in Section 10.01 of the Credit Agreement, except that, with respect to each undersigned New Incremental Revolving Lender, all such notices, requests and demands shall be delivered to the address set forth opposite such Incremental Revolving Lender’s name on Schedule I attached hereto.
          (c) This Increase Joinder shall be binding upon and shall inure to the benefit of the parties hereto and their respective successors and assigns. No amendment, modification, supplement, termination or waiver of or to any provision of this Increase Joinder shall be effective unless the same shall be in writing and signed by the party or parties hereto against whom enforcement of such amendment, modification, supplement, termination or waiver is sought.
          (d) This Increase Joinder may be executed in counterparts (and by different parties hereto in different counterparts), each of which shall constitute an original, but all of which when taken together shall constitute a single contract. Delivery of an executed counterpart of a signature page of this Increase Joinder by telecopier or electronic transmission (PDF format) shall be effective delivery of a manually executed counterpart of this Increase Joinder.
          (e) Section headings in this Increase Joinder are for convenience of reference only, are not part of this Increase Joinder and shall not affect the construction of, or be taken into consideration in interpreting, this Increase Joinder.
          (f) This Increase Joinder shall be construed in accordance with and governed by the law of the State of New York, without regard to conflicts of law principles that would require the application of the laws of another jurisdiction.
[Signature pages follow.]

     IN WITNESS WHEREOF, the parties hereto have caused this Increase Joinder to be duly executed and delivered by their proper and duly authorized officers as of the day and year first above written.

HERCULES OFFSHORE, INC.
By:	/s/ James W. Noe
	Name:	James W. Noe
	Title:	Sr. Vice President, General Counsel, Chief Compliance Officer, and Secretary

HERCULES DRILLING COMPANY, LLC
By:	/s/ James W. Noe
	Name:	James W. Noe
	Title:	Secretary

HERCULES LIFTBOAT COMPANY, LLC
By:	/s/ James W. Noe
	Name:	James W. Noe
	Title:	Secretary

HERCULES OFFSHORE SERVICES LLC
By:	/s/ James W. Noe
	Name:	James W. Noe
	Title:	Secretary

THE OFFSHORE DRILLING COMPANY
By:	/s/ James W. Noe
	Name:	James W. Noe
	Title:	Vice President and Secretary

TODCO MEXICO INC.
By:	/s/ James W. Noe
	Name:	James W. Noe
	Title:	Vice President and Secretary

TODCO MANAGEMENT SERVICES, INC.
By:	/s/ James W. Noe
	Name:	James W. Noe
	Title:	Vice President and Secretary

CLIFFS DRILLING COMPANY
By:	/s/ James W. Noe
	Name:	James W. Noe
	Title:	Vice President and Secretary

TODCO AMERICAS INC.
By:	/s/ James W. Noe
	Name:	James W. Noe
	Title:	Vice President and Secretary

TODCO INTERNATIONAL INC.
By:	/s/ James W. Noe
	Name:	James W. Noe
	Title:	Vice President and Secretary

CLIFFS DRILLING TRINIDAD L.L.C.
By:	/s/ James W. Noe
	Name:	James W. Noe
	Title:	Vice President and Secretary

DELTA TOWING HOLDINGS, LLC
By:	/s/ James W. Noe
	Name:	James W. Noe
	Title:	Vice President and Secretary

DELTA TOWING, LLC
By:	/s/ James W. Noe
	Name:	James W. Noe
	Title:	Vice President and Secretary

THE ONSHORE DRILLING COMPANY
By:	/s/ James W. Noe
	Name:	James W. Noe
	Title:	Vice President and Secretary

THE HERCULES OFFSHORE DRILLING COMPANY LLC
By:	/s/ James W. Noe
	Name:	James W. Noe
	Title:	Vice President and Secretary

UBS AG, STAMFORD BRANCH, as Administrative Agent and Issuing Bank
By:	/s/ David B. Julie
	Name:	David B. Julie
	Title:	Associate Director

By:	/s/ Mary E. Evans
	Name:	Mary E. Evans
	Title:	Associate Director

ASSIGNING LENDERS: CREDIT SUISSE, CAYMAN ISLANDS BRANCH, as a Revolving Lender
By:	/s/ Vanessa Gomez
	Name:	Vanessa Gomez
	Title:	Director

By:	/s/ Morenikeji Ajayi
	Name:	Morenikeji Ajayi
	Title:	Associate

JEFFERIES FINANCE LLC, as a Revolving Lender
By:	/s/ Carl A. Toriello
	Name:	Carl A. Toriello
	Title:	Executive Vice President

JPMORGAN CHASE BANK, N.A., as a Revolving Lender and Issuing Bank
By:	/s/ Thomas E. Okamoto
	Name:	Thomas E. Okamoto
	Title:	Vice President

MIZUHO CORPORATE BANK, LTD., as a Revolving Lender
By:	/s/ Leon Mo
	Name:	Leon Mo
	Title:	Senior Vice President

NATIXIS, as a Revolving Lender
By:	/s/ Carlos Quinteros
	Name:	Carlos Quinteros
	Title:	Director

By:	/s/ Louis P. Laville, III
	Name:	Louis P. Laville, III
	Title:	Managing Director

NORDEA BANK NORGE ASA, GRAND CAYMAN BRANCH, as a Revolving Lender
By:	/s/ Hans Chr. Kjelsrud
	Name:	Hans Chr. Kjelsrud
	Title:	Executive Vice President

By:	/s/ Martin Kahm
	Name:	Martin Kahm
	Title:	Vice President

TRUSTMARK NATIONAL BANK, as a Revolving Lender
By:	/s/ L. J. Perenyi
	Name:	L. J. Perenyi
	Title:	Vice President

UNITED OVERSEAS BANK LIMITED, NEW YORK AGENCY, as a Revolving Lender
By:	/s/ George Lim
	Name:	George Lim
	Title:	SVP & GM

By:	/s/ Mario Sheng
	Name:	Mario Sheng
	Title:	AVP

EXISTING INCREMENTAL REVOLVING LENDERS: UBS LOAN FINANCE LLC
By:	/s/ David B. Julie
	Name:	David B. Julie
	Title:	Associate Director

By:	/s/ Mary E. Evans
	Name:	Mary E. Evans
	Title:	Associate Director

AMEGY BANK NATIONAL ASSOCIATION
By:	/s/ C. Ross Bartley
	Name:	C. Ross Bartley
	Title:	Senior Vice President

COMERICA BANK
By:	/s/ Gary Culbertson
	Name:	Gary Culbertson
	Title:	Vice President

DEUTSCHE BANK TRUST COMPANY
By:	/s/ David J. Bell
	Name:	David J. Bell
	Title:	Managing Director

By:	/s/ Erin Morrissey
	Name:	Erin Morrissey
	Title:	Vice President

FORTIS CAPITAL CORP.
By:	/s/ Svein Engh
	Name:	Svein Engh
	Title:	Managing Director

By:	/s/ Joseph Maxwell
	Name:	Joseph Maxwell
	Title:	Senior Vice President

NEW INCREMENTAL REVOLVING LENDERS: CAPITAL ONE, NA
By:	/s/ Don Backer
	Name:	Don Backer
	Title:	Senior Vice President

GOLDMAN SACHS BANK USA
By:	/s/ William Yarbenet
	Name:	William Yarbenet
	Title:	Vice President

ENCORE BANK, N.A.
By:	/s/ J. David Webster
	Name:	J. David Webster
	Title:	SVP

BANK OF AMERICA, N.A.
By:	/s/ Jay Salltza
	Name:	Jay Salltza
	Title:	Vice President

ACKNOWLEDGED BY: UBS LOAN FINANCE LLC, as Swingline Lender
By:	/s/ David B. Julie
	Name:	David B. Julie
	Title:	Associate Director

By:	/s/ Mary E. Evans
	Name:	Mary E. Evans
	Title:	Associate Director

Schedule I
Notice Information for New Incremental Revolving Lenders
1.	Bank of America, N.A.
Bank of America Plaza
901 Main Street
Dallas, TX 75202
Attn: Taelitha Mejoy Bonds-Harris
Tel: (214) 209-3645
Fax: (214) 290-9644
Email: taelitha.m.harris@bankofamerica.com
2.	Capital One, NA
5718 Westheimer, Suite 600
Houston, TX 77057
Attn: Maria Keeling
Tel: (713) 435-7460
Fax: (713) 706-5499
Email: maria.keeling@capitalonebank.com
3.	Encore Bank, N.A.
9 Greenway Plaza, Suite 1000
Houston, TX 77046
Attn: Joyce Bostic
Tel: (713) 787-3119
Fax: (713) 267-7777
Email: jbostic@encorebank.com
4.	Goldman Sachs Bank USA
30 Hudson Street, 17th Floor
Jersey City, NY 07302
Attn: Muhammad Khan
Tel: (212) 357-4350
Fax: (917) 977-3966
Email: muhammad.khan@gs.com